Exhibit 99.2

SUBSIDIARY GUARANTORS OF THE NOTES

The following tables present consolidated condensed financial information for (a) the Company (for purposes of this discussion and table, “Parent”); (b) the guarantors of the Notes, which include substantially all of the domestic, 100% owned subsidiaries of the Parent (“Subsidiary Guarantors”); and (c) the wholly- and partially-owned foreign subsidiaries of the Parent, which do not guarantee the Notes (“Non-Guarantor Subsidiaries”). Separate financial statements of the Subsidiary Guarantors are not presented because they are fully and unconditionally, jointly and severally liable under the guarantees, except for normal and customary release provisions.

WOLVERINE WORLD WIDE, INC. AND SUBSIDIARIES

Consolidated Condensed Statements of Operations and Comprehensive Income

For the 12 weeks ended March 23, 2013

(Unaudited)

(In millions)	Parent	Subsidiary Guarantors	Non- Guarantor Subsidiaries	Eliminations	Consolidated

Revenue	$114.2	$933.1	$181.3	$(582.7)	$645.9
Cost of goods sold	83.1	772.0	95.7	(567.0)	383.8

Gross profit	31.1	161.1	85.6	(15.7)	262.1

Selling, general and administrative expenses	40.3	113.7	56.9	(14.9)	196.0
Acquisition-related transaction and Integration costs	5.1	9.9	0.2	—	15.2

Operating profit	(14.3)	37.5	28.5	(0.8)	50.9

Other expenses:
Interest expense – net	13.1	0.1	(0.3)	—	12.9
Other expense – net	0.2	—	0.1	—	0.3

	13.3	0.1	(0.2)	—	13.2

Earnings (loss) before income taxes	(27.6)	37.4	28.7	(0.8)	37.7

Income taxes	5.5	—	2.4	—	7.9

Earnings before equity in earnings (loss) of consolidated subsidiaries	(33.1)	37.4	26.3	(0.8)	29.8
Equity in earnings (loss) of consolidated subsidiaries	62.9	86.0	41.5	(190.4)	—

Net earnings (loss)	29.8	123.4	67.8	(191.2)	29.8

Net earnings (loss) attributable to non-controlling interests	—	—	—	—	—

Net earnings attributable to Wolverine World Wide, Inc.	$29.8	$123.4	$67.8	$(191.2)	$29.8

Comprehensive income	$25.9	$123.4	$59.0	$(182.4)	$25.9
Comprehensive income attributable to non-controlling interest	—	—	—	—	—
Comprehensive income attributable to Wolverine World Wide, Inc.	$25.9	$123.4	$59.0	$(182.4)	$25.9

WOLVERINE WORLD WIDE, INC. AND SUBSIDIARIES

Consolidated Condensed Statements of Operations and Comprehensive Income

For the 12 weeks ended March 24, 2012

(Unaudited)

(In millions)	Parent	Subsidiary Guarantors	Non- Guarantor Subsidiaries	Eliminations	Consolidated

Revenue	$110.6	$116.0	$120.0	$(23.8)	$322.8
Cost of goods sold	81.7	68.2	57.6	(16.9)	190.6

Gross profit	28.9	47.8	62.4	(6.9)	132.2

Selling, general and administrative expenses	30.0	27.4	45.1	(7.3)	95.2
Acquisition-related transaction and Integration costs	—	—	—	—	—

Operating profit	(1.1)	20.4	17.3	0.4	37.0

Other expenses:
Interest expense – net	0.2	—	0.2	—	0.4
Other expense – net	—	—	1.0	—	1.0

	0.2	—	1.2	—	1.4

Earnings (loss) before income taxes	(1.3)	20.4	16.1	0.4	35.6

Income taxes	4.8	—	(0.4)	—	4.4

Earnings before equity in earnings (loss) of consolidated subsidiaries	(6.1)	20.4	16.5	0.4	31.2
Equity in earnings (loss) of consolidated subsidiaries	37.3	12.4	26.7	(76.4)	—

Net earnings (loss)	31.2	32.8	43.2	(76.0)	31.2

Net loss attributable to non-controlling interests	—	—	—	—	—

Net earnings attributable to Wolverine World Wide, Inc.	$31.2	$32.8	$43.2	$(76.0)	$31.2

Comprehensive income	$31.0	$32.8	$43.0	$(75.9)	$31.0
Comprehensive income attributable to non-controlling interest	—	—	—	—	—
Comprehensive income attributable to Wolverine World Wide, Inc.	$31.0	$32.8	$43.0	$(75.9)	$31.0

WOLVERINE WORLD WIDE, INC. AND SUBSIDIARIES

Consolidated Condensed Balance Sheets

As of March 23, 2013

(Unaudited)

(In millions)	Parent	Subsidiary Guarantors	Non-Guarantor Subsidiaries	Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$(1.2)	$1.0	$82.2	$—	$82.0
Accounts receivable, less allowances:	97.0	225.9	147.8	—	470.7
Inventories:
Finished products	65.8	298.5	92.8	(1.7)	455.4
Raw materials and work-in-process	0.9	1.0	30.0	—	31.9

	66.7	299.5	122.8	(1.7)	487.3

Deferred income taxes	9.7	17.0	0.6	—	27.3
Prepaid expenses and other current assets	27.6	6.8	12.2	—	46.6

Total current assets	199.8	550.2	365.6	(1.7)	1,113.9

Property, plant and equipment:
Gross cost	214.7	121.6	52.6	—	388.9
Accumulated depreciation	(167.0)	(40.8)	(34.3)	—	(242.1)

	47.7	80.8	18.3	—	146.8
Other assets:
Goodwill and indefinite-lived intangibles	11.6	1,029.0	95.3	—	1,135.9
Other amortizable intangibles, net	0.3	147.1	0.1	—	147.5
Deferred income taxes	0.2	—	—	—	0.2
Deferred financing costs, net	37.4	—	—	—	37.4
Other	42.3	10.1	3.0	—	55.4
Intercompany accounts receivable	—	1,114.4	95.6	(1,210.0)	—
Investment in affiliates	2,637.4	304.2	387.2	(3,328.8)	—

	2,729.2	2,604.8	581.2	(4,538.8)	1,376.4

Total assets	$2,976.7	$3,235.8	$965.1	$(4,540.5)	$2,637.1

WOLVERINE WORLD WIDE, INC. AND SUBSIDIARIES

Consolidated Condensed Balance Sheets - continued

As of March 23, 2013

(Unaudited)

(In millions)	Parent	Subsidiary Guarantors	Non-Guarantor Subsidiaries	Eliminations	Consolidated
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$17.8	$86.3	$32.5	$—	$136.6
Accrued salaries and wages	8.4	31.3	7.0	—	46.7
Other accrued liabilities	36.9	25.9	29.5	(1.7)	90.6
Accrued pension liabilities	2.4	—	—	—	2.4
Current maturities of long-term debt	33.9	—	—	—	33.9
Borrowings under revolving credit agreement	41.0	—	—	—	41.0

Total current liabilities	140.4	143.5	69.0	(1.7)	351.2

Long-term debt, less current maturities	1,183.4	—	—	—	1,183.4
Accrued pension liabilities	129.3	37.0	—	—	166.3
Deferred income taxes	(52.5)	290.7	1.4	—	239.6
Intercompany accounts payable	894.2	6.3	309.5	(1,210.0)	—
Other liabilities	9.7	10.2	3.2	—	23.1

Stockholders’ Equity
Wolverine World Wide, Inc. stockholders’ equity	672.2	2,748.1	580.7	(3,328.8)	672.2
Non-controlling interest	—	—	1.3	—	1.3

Total Stockholder’s equity	672.2	2,748.1	582.0	(3,328.8)	673.5

Total liabilities and stockholders’ equity	$2,976.7	$3,235.8	$965.1	$(4,540.5)	$2,637.1

WOLVERINE WORLD WIDE, INC. AND SUBSIDIARIES

Consolidated Condensed Balance Sheets

As of March 24, 2012

(Unaudited)

(In millions)	Parent	Subsidiary Guarantors	Non-Guarantor Subsidiaries	Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$0.5	$0.7	$122.1	$—	$123.3
Accounts receivable, less allowances:	85.5	74.0	101.5	—	261.0
Inventories:
Finished products	65.1	84.9	83.4	(0.3)	233.1
Raw materials and work-in-process	2.2	0.3	26.5	—	29.0

	67.3	85.2	109.9	(0.3)	262.1

Deferred income taxes	11.3	—	(0.5)	—	10.8
Prepaid expenses and other current assets	17.7	3.2	12.4	—	33.3

Total current assets	182.3	163.1	345.4	(0.3)	690.5

Property, plant and equipment:
Gross cost	206.5	45.0	44.6	—	296.1
Accumulated depreciation	(158.9)	(29.1)	(30.3)	—	(218.3)

	47.6	15.9	14.3	—	77.8
Other assets:
Goodwill and indefinite-lived intangibles	10.8	14.1	31.9	—	56.8
Other amortizable intangibles, net	0.5	0.4	0.2	—	1.1
Deferred income taxes	42.9	—	(2.3)	—	40.6
Deferred financing costs, net	0.4	—	—	—	0.4
Other	38.3	—	1.1	—	39.4
Intercompany accounts receivable	238.9	374.3	114.9	(728.1)	—
Investment in affiliates	691.7	178.8	347.9	(1,218.4)	—

	1,023.5	567.6	493.7	(1,946.5)	138.3

Total assets	$1,253.4	$746.6	$853.4	$(1,946.8)	$906.6

WOLVERINE WORLD WIDE, INC. AND SUBSIDIARIES

Consolidated Condensed Balance Sheets - continued

As of March 24, 2012

(Unaudited)

(In millions)	Parent	Subsidiary Guarantors	Non-Guarantor Subsidiaries	Eliminations	Consolidated
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$18.5	$12.5	$23.6	$—	$54.6
Accrued salaries and wages	7.2	1.4	3.0	—	11.6
Other accrued liabilities	27.9	8.9	26.4	(0.3)	62.9
Borrowings under revolving credit agreement	70.0	—	—	—	70.0

Total current liabilities	123.6	22.8	53.0	(0.3)	199.1

Long-term debt, less current maturities
Accrued pension liabilities	83.3	—	—	—	83.3
Deferred income taxes	—	—	—	—	—
Intercompany accounts payable	428.2	5.6	294.3	(728.1)	—
Other liabilities	11.2	1.3	4.6	—	17.1

Stockholders’ Equity
Wolverine World Wide, Inc. stockholders’ equity	607.1	716.9	501.5	(1,218.4)	607.1
Non-controlling interest	—	—	—	—	—

Total Stockholder’s equity	607.1	716.9	501.5	(1,218.4)	607.1

Total liabilities and stockholders’ equity	$1,253.4	$746.6	$853.4	$(1,946.8)	$906.6

WOLVERINE WORLD WIDE, INC. AND SUBSIDIARIES

Consolidated Condensed Statements of Cash Flow

For the 12 weeks ended March 23, 2013

(Unaudited)

(In millions)	Parent	Subsidiary Guarantors	Non- Guarantor Subsidiaries	Eliminations	Consolidated
Net cash provided by (used in) operating activities	$(22.6)	$(45.4)	$(21.3)	$—	$(89.3)
Investing Activities
Additions to property, plant and equipment	(4.3)	(2.1)	1.1	—	(5.3)
Proceeds from sale of property, plant and equipment	—	—	2.8	—	2.8
Investment in joint ventures	—	—	(0.6)	—	(0.6)
Net cash provided by (used in) investing activities	(4.3)	(2.1)	3.3	—	(3.1)
Financing Activities
Net borrowings under revolver	41.0	—	—	—	41.0
Payments of long-term debt	(32.7)	—	—	—	(32.7)
Cash dividends paid	(5.9)	—	—	—	(5.9)
Purchase of common stock for treasury	—	—	—	—	—
Surrender of common stock for treasury	—	—	—	—	—
Proceeds from shares issued under stock incentive plans	1.6	—	—	—	1.6
Excess tax benefits from stock-based compensation	0.4	—	—	—	0.4
Net cash provided by (used in): financing activities	4.4	—	—	—	4.4
Effect of foreign exchange rate changes	—	—	(1.4)	—	(1.4)

Increase (decrease) in cash and cash equivalents	(22.5)	(47.5)	(19.4)	—	(89.4)
Cash and cash equivalents at beginning of the period	21.3	48.5	101.6	—	171.4

Cash and cash equivalents at end of the period	$(1.2)	$1.0	$82.2	$—	$82.0

WOLVERINE WORLD WIDE, INC. AND SUBSIDIARIES

Consolidated Condensed Statements of Cash Flow

For the 12 weeks ended March 24, 2012

(Unaudited)

(In millions)	Parent	Subsidiary Guarantors	Non- Guarantor Subsidiaries	Eliminations	Consolidated
Net cash provided by (used in) operating activities	$(51.1)	$(1.9)	$(11.4)	$—	$(64.4)
Investing Activities
Additions to property, plant and equipment	(2.0)	(0.4)	(0.3)	—	(2.7)
Other	(0.1)	—	(0.5)	—	(0.6)
Net cash provided by (used in) investing activities	(2.1)	(0.4)	(0.8)	—	(3.3)
Financing Activities
Net borrowings under revolver	59.0	—	—	—	59.0
Payments of long-term debt	—	—	(0.5)	—	(0.5)
Cash dividends paid	(6.0)	—	—	—	(6.0)
Purchase of common stock for treasury	(2.4)	—	—	—	(2.4)
Surrender of common stock for treasury	(5.4)	—	—	—	(5.4)
Proceeds from shares issued under stock incentive plans	3.9	—	—	—	3.9
Excess tax benefits from stock-based compensation	3.1	—	—	—	3.1
Net cash provided by (used in): financing activities	52.2	—	(0.5)	—	51.7
Effect of foreign exchange rate changes	—	—	(0.7)	—	(0.7)

Increase (decrease) in cash and cash equivalents	(1.0)	(2.3)	(13.4)	—	(16.7)
Cash and cash equivalents at beginning of the period	1.5	3.0	135.5	—	140.0

Cash and cash equivalents at end of the period	$0.5	$0.7	$122.1	$—	$123.3